SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

FLOATING RATE INCOME PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Floating Rate Income Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The third and fourth paragraph in the Principal Investment Strategies subsection are deleted and replaced with the following:

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities, including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments may include those that are stressed, distressed or in default.